Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 9/15/05


Blended Coupon 5.3477%


Excess Protection Level
3 Month Average   5.74%
August, 1999   6.12%
July, 1999   6.08%
June, 1999   5.02%


Cash Yield18.25%


Investor Charge Offs 4.78%


Base Rate 7.35%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,316,578,126.38